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                                                                    EXHIBIT 21.1

                  SUBSIDIARIES OF U.S. OFFICE PRODUCTS COMPANY

U.S. SUBSIDIARIES:

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                                                                                               STATE (COUNTRY)
NAME                                                                                          OF INCORPORATION
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

Andrews Office Supply and Equipment Co.                                                    District of Columbia
Coffee Butler Acquisition Corp.                                                            Delaware
Expert Office Services                                                                     Maryland
Burgess, Anderson & Tate, Inc.                                                             Illinois
Lincoln Office Products                                                                    Illinois
Evers, Inc                                                                                 Illinois
The Office Works, Inc.                                                                     Pennsylvania
CK Coffee, Inc.                                                                            Delaware
Way Acquisition Corp.                                                                      Pennsylvania
Sharp Pencil Holdings, Inc.                                                                Delaware
General Office Products Company                                                            Minnesota
C&G Acquisition Corp.                                                                      Delaware
OPC Office Products Inc.                                                                   Minnesota
Dameron-Pierson Company, Ltd.                                                              Louisiana
Bri-Kris Refreshment Service, Inc.                                                         Louisiana
The H.H. West Company                                                                      Delaware
Mills Morris Arrow, Inc.                                                                   Tennessee
Middleton Co., Inc.                                                                        Missouri
C. W. Mills Acquisition Corp.                                                              Delaware
Professional Office Supply                                                                 Michigan
Copenhaver Holdings, Incorporated                                                          Florida
The Smith-Wilson Co.                                                                       Florida
North Howard Corporation                                                                   Florida
Brasan, Inc.                                                                               Florida
International Interiors Incorporated                                                       Florida
Office Supply Feather Sound, Inc.                                                          Florida
Mark's Office Furniture Corp.                                                              Florida
BusinessWorks, Inc.                                                                        Delaware
Magic City Acquisition Corp.                                                               Delaware
BESCO, Inc.                                                                                Delaware
Carithers-Wallace-Courtenay, Inc.                                                          Georgia
Sturgis Acquisition Corp.                                                                  Delaware
Insta-Copy Printing, Inc.                                                                  New Mexico
Healy-Matthews Stationers, Incorporated                                                    New Mexico
All Pro Holdings Corp.                                                                     Delaware
All Pro Vending Company                                                                    Texas
Carter Vending Company                                                                     Texas
Baird Acquisition Corp.                                                                    Delaware
CCR Office Products, Inc.                                                                  Delaware
The Delaney Corporation                                                                    Kansas
National Office Supply Co.                                                                 Ohio
Shamrock Office Products, Inc.                                                             Pennsylvania
Emmons-Napp Office Products, Inc.                                                          Delaware
Sletten Vending Services, Inc.                                                             Wisconsin
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                                                                                               STATE (COUNTRY)
NAME                                                                                          OF INCORPORATION
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
Raygo Coffee Enterprises, Inc.                                                             Wisconsin
Price Modern, Inc.                                                                         Maryland
Price Modern of Va, Inc                                                                    Virginia
Price Modern of Norfolk, Inc.                                                              Virginia
New World Vending, Inc.                                                                    Delaware
The Office Connection, Inc.                                                                Florida
Halsey's                                                                                   Florida
Prudential of Florida, Inc.                                                                Florida
Majordomo Service, Inc.                                                                    Florida
Steve's Office Supply                                                                      California
Pence-Dickens & Heeter, Inc.                                                               Indiana
Oak Brook Office Supply and Equipment Corp.                                                Delaware
School Specialty, Inc.                                                                     Wisconsin
The RePrint Corporation                                                                    Alabama
Southern School, Inc.                                                                      Kentucky
National Office & School Supply                                                            New York
Radar Holding Corporation                                                                  Delaware
Radar Business Systems, Inc.                                                               Tennessee
The THP Company                                                                            Tennessee
T.H. Payne Co.                                                                             Tennessee
Certified Supply                                                                           Kentucky
Lee Office Products                                                                        Illinois
The J. Thayer Company                                                                      Oregon
AAA Coffee Service of Washington, Inc.                                                     California
HBI Office Interiors                                                                       Washington
Portland Supply & Printing                                                                 Oregon
Raleigh Office Supply Company, Inc.                                                        North Carolina
Becton Office Products                                                                     North Carolina
Carolina Office Equipment Company, Inc.                                                    North Carolina
New Office Plus, Inc.                                                                      Wisconsin
Group 90, Inc.                                                                             Michigan
DBI Business Interiors, Inc.                                                               Michigan
Kentwood Office Furniture, Inc.                                                            Michigan
American Loose Leaf/Business Products, Inc.                                                Missouri
Office Extra                                                                               Missouri
Mile High Office Supply Corp.                                                              Colorado
Caddo Design (49%)                                                                         Colorado
McWhorters Stationery Company, Inc.                                                        California
Poor Richard's Almanac                                                                     California
Access to Computer Suppliers, Inc.                                                         California
Office Products Center                                                                     Michigan
Franklin Office Products                                                                   Ohio
Davids Office Supply & Furniture Co., Inc.                                                 Michigan
FOS Holding, Inc.                                                                          Ohio
G&L VBJ                                                                                    Texas
Pear Commercial Interiors, Inc.                                                            Colorado
Interiors Unlimited, Inc.                                                                  Missouri
Office Furniture Distributors, Inc.                                                        Texas
Sagot Office Interiors, Inc.                                                               New Jersey
Blue Ribbon Enterprises, Inc.                                                              Pennsylvania
Paul Griffin & Associates, Inc.                                                            Alabama
PGA Service Group, Inc.                                                                    Alabama
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                                                                                               STATE (COUNTRY)
NAME                                                                                          OF INCORPORATION
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
Standard Forms Inc.                                                                        New York
Hano Document Printers                                                                     Virginia
Fortran Corp.                                                                              Maryland
Baystate Computer Group                                                                    Massachusetts
Affordable Interior Systems, Inc.                                                          Massachusetts
Landmark Enterprises, Inc.                                                                 Delaware
Furniture Consultants, Inc.                                                                New York
Kramer Office Furniture, Inc.                                                              New York
Gordons, Inc.                                                                              California
Cal Bennett, Inc.                                                                          California
WJ Saunders & Co., Inc.                                                                    Illinois
The Systems House, Inc.                                                                    Illinois
Office Specialties                                                                         California
Digital Network Associates                                                                 New York
Action Wholesale Service, Inc.                                                             Michigan
Professional Travel Corp.                                                                  Colorado
Cal Simmons Travel                                                                         Virginia
St. Pierre Enterprises                                                                     Texas
Travel Arrangements                                                                        Texas
Mutual Travel, Inc.                                                                        Washington
Discount Desk Center, Inc.                                                                 California
IQ 2000, Inc.                                                                              Texas
Rainen Business Interiors, Inc.                                                            Missouri
Office Equipment Services                                                                  Tennessee
United Envelope                                                                            New Jersey
Professional Computer Solutions, Inc.                                                      New Jersey
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FOREIGN SUBSIDIARIES:

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                                                                                               STATE (COUNTRY)
NAME                                                                                          OF INCORPORATION
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

Blue Star Group Limited                                                                    New Zealand
Blue Star Group Pty Limited                                                                Australia
Blue Star Corporate Pty Limited                                                            Australia
Dixon Office Warehouse Pty Limited                                                         Australia
Paperwealth Limited                                                                        Australia
Commonwealth Paper Company Pty Limited                                                     Australia
Empire Office Supplies Pty Limited                                                         Australia
General Packaging Limited                                                                  New Zealand
London Bookshops Finance Limited                                                           New Zealand
The Office Products Specialists Limited                                                    New Zealand
Whitcoulls Group Services Limited                                                          New Zealand
PC Direct Limited                                                                          New Zealand
Orbit Software Limited                                                                     New Zealand
Lullingstone Investments Limited                                                           New Zealand
U-Bix Business Machines Limited                                                            New Zealand
Blue Star Office Automation Limited                                                        New Zealand
Blue Star Properties Limited                                                               New Zealand
Blue Star Finance Limited                                                                  New Zealand
Blue Star Properties (Grey Street) Limited                                                 New Zealand
Blue Star Properties (Spey Street) Limited                                                 New Zealand
Blue Star Properties (Karamu Road) Limited                                                 New Zealand
Blue Star Properties (Crawford Street) Limited                                             New Zealand
New Zealand Office Products Limited                                                        New Zealand
Blue Star Office Products (Hawkes Bay) Limited                                             New Zealand
Croxley Stationery Limited                                                                 New Zealand
Armidale Industries Limited (65%)                                                          New Zealand
WGL Retail Holdings Limited                                                                New Zealand
Calendar Club NZ Limited (50%)                                                             New Zealand
Angus & Robertson Bookworld Pty Limited                                                    Australia
Blue Star Consumer Retailing Limited                                                       New Zealand
Bennetts Government Bookshop Limited                                                       New Zealand
University Bookshop (Canterbury) Limited (50%)                                             New Zealand
University Bookshop (Otago) Limited (50%)                                                  New Zealand
University Bookshop (Auckland) Limited (50%)                                               New Zealand
Blue Star Print Limited                                                                    New Zealand
Blue Star Graphics Limited                                                                 New Zealand
Marketplace Centre Limited (33%)                                                           New Zealand
GPO Properties (Masterton) Limited                                                         New Zealand
Blue Star Office Technology Limited                                                        New Zealand
Blue Star Systems Limited (50%)                                                            New Zealand
Wang New Zealand Limited                                                                   New Zealand
Imaging Solutions Limited                                                                  New Zealand
Hart Candy Communications Limited (75%)                                                    New Zealand
Hart Candy Rentals Limited (75%)                                                           New Zealand
Data Business Forms                                                                        Canada
Arbuckle Foods, Inc.                                                                       Canada
CCR Leasing, Inc.                                                                          Canada
Marced Holdings, Inc                                                                       Canada
452007 British Columbia Limited                                                            Canada
Take a Break Services, Inc.                                                                Canada
Dudley Stationery (49%)                                                                    United Kingdom
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